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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM 8-K
                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
        Date of Report (Date of earliest event reported) April 20, 1999
                                                         --------------

                    UNITED PAYORS & UNITED PROVIDERS, INC.
                    --------------------------------------
            (Exact name of registrant as specified in its charter)


            Delaware                      0-20905                51-0374698
            --------                      -------                ----------
(State or other Jurisdiction of         (Commission          (IRS Employer
incorporation or organization)          File Number)         Identification No.)


       2275 Research Boulevard, Sixth Floor, Rockville, Maryland  20850
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                   (Address of principal executive offices)

                                (301) 548-1000
                                ---------------
             (Registrant's telephone number, including area code)

                                Not Applicable
                                --------------
        (Former name or former address, if changed since last report.)
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Item 5.  Other Events.
         -------------

         On April 20, 1999, United Payors & United Providers, Inc. (the "Company") issued a press release which reported earnings for the quarter ended March 31, 1999. A copy of this press release is attached as Exhibit 99.1.

Item 7.  Financial Statements and Other Exhibits.
         ---------------------------------------

         Exhibit 99.1  Press Release dated April 20, 1999.


                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          UNITED PAYORS & UNITED PROVIDERS, INC.



Dated:  April 22, 1999                    By: /s/ S. Joseph Bruno
                                             -----------------------------------
                                             S. Joseph Bruno
                                             Vice President and
                                             Chief Financial Officer